CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: November 15, 2017

DALA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

730 Washington Ave N, #620

Minneapolis, MN 55401

(Address of Principal Executive Offices, Including Zip Code)

(612) 801-0789

(Registrant’s Telephone Number, Including Area Code)

P.O Box 947

Crosslake, MN 56442

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒*

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

* The paper filings of the Securities and Exchange Commission in Edgaronline reflect that the Registrant filed an S-1 Registration Statement on August 17, 1989 (the “Registration Statement”); however, there is no evidence in such filings that the Registration Statement was ever declared effective and utilized to initially offer and sell securities of the Registrant to the public.  If that is the case, the Registrant is an “emerging growth company.”  A written request has been filed with the Securities and Exchange Commission to verify whether this Registration Statement was ever declared effective and so utilized.

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports filed by us with the Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

NAME REFERENCES

Except as otherwise indicated by context, references to Dala Petroleum, the “Company,” “we,” “our,” “us” and words of similar import refer to “Dala Petroleum Corp.,” the Registrant, which is a Delaware corporation.

Item 1.01 Entry into Definitive Material Agreement.

DESCRIPTION OF THE MERGER AGREEMENT

Merger Agreement

On November 15, 2017, Dala Petroleum entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mark Savage, our President, a director and a beneficial shareholder (“Mr. Savage”), Matthew Atkinson, our Secretary, a beneficial shareholder and the Manager of our principal shareholder, M2 Equity Partners LLC, a Minnesota limited liability company (respectively, “M2” and “Mr. Atkinson”), M2 and Dala Acquisition, Inc., a wholly-owned Nevada corporation recently formed by us (the “Merger Subsidiary”) on the one hand; and KonaTel, Inc., a Nevada corporation (“KonaTel”), and D. Sean McEwen, KonaTel’s President and sole shareholder (the “KonaTel Sole Shareholder”) on the other hand.  The Merger Agreement provides for our Merger Subsidiary to be merged with and into KonaTel, with KonaTel being the surviving company and becoming a wholly-owned subsidiary of Dala Petroleum on the closing of the merger (respectively, the “Closing” and the “Merger”).  If there is a Closing of the Merger, we will issue 13,500,000 shares of our $0.001 mill par value common stock comprised of “restricted securities” as defined in SEC Rule 144 promulgated under the Securities Act, in exchange for all of the outstanding shares of common stock of KonaTel, amounting to 200,000 shares, or its total authorized securities.  Post-Merger and except as discussed below about conditions to the Closing of the Merger, there would be approximately 27,192,286 outstanding shares of our common stock, 12,100,000 shares of which are currently owned by M2 (Messrs. Savage and Atkinson are members of M2 and collectively own approximately 66.1% of M2, which equates to an indirect beneficial ownership of approximately 4,000,000 shares of our common stock each, and with Mr. Atkinson being the sole Manager of M2, he is also the present beneficial owner of all of M2’s shares of our common stock; and 1,692,286 shares, which are presently owned by public shareholders.  The following are material conditions precedent to the Closing of the Merger:

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the execution and delivery of a Stock Option Cancellation Agreement by the sole option holder of shares of KonaTel (Section 5.4(c));

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the assumption of the Employment Agreements of two key employees of KonaTel (Section 6.4(b));

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the execution and delivery of an Employment Agreement with the KonaTel Sole Shareholder employing his as a President, Chairman of the Board and a director (Section 6.4(c));

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the execution and delivery of a Shareholder Voting Agreement between the Company, Mr. Savage, Mr. Atkinson, M2 and the KonaTel Sole Shareholder whereby the KonaTel Sole Shareholder will have an irrevocable proxy coupled with an interest from each of the foregoing, together with the following rights, including a right of veto, for a period of two (2) years, on these matters: (i) an increase in the compensation of any employee of the Company by more than $20,000 in any one calendar year and for these purposes, the term compensation includes any form of remuneration or monetary benefit; (ii) the issuance of stock, the creation a new class of stock, the grant of options or warrants, modification of any shareholder, option holder or warrant holder’s rights, grants conversion rights or the taking of any other action that directly or indirectly dilutes the outstanding stock of the Company, excepting the planned private placement of common stock of the Company for an equity funding of $1,300,000 through the offer and sale of 6,500,000 shares of the Company’s common stock, which is referenced below; (iii) the issuance of debt in excess of $100,000 in aggregate in any one calendar year; (iv) the approval of a plan of merger, reorganization or conversion; (v) the sale, transfer or other conveyance of assets of the Company having an aggregate value in excess of $100,000 in any one calendar year, other than in ordinary course of the business; (vi) the entry into a contract or other transaction having a total aggregate contractual liability for the Company in excess of $100,000 in any one calendar year;  (vii) any change in the Bylaws of the Company modifying these requirements, which are presently included in our Amended and Restated Bylaws; and (viii) that the KonaTel Sole Shareholder will be named as a “nominee” to the Board of Directors of the Company in any special or annual meeting of the Company’s shareholders to elect members to the Board of Directors and to vote all proxies provided to management in connection with any such meeting for the KonaTel Sole Shareholder as one of the “nominees” to the Board of Directors of the Company, so long as the KonaTel Sole Shareholder owns 5% or more of the outstanding shares of the Company’s common stock, among other provisions of the Shareholder Voting Agreement; provided, however, if the KonaTel Sole Shareholder has been removed as a director for cause by the Company’s shareholders and such removal has been confirmed by a Delaware court of competent jurisdiction under Delaware Law, this “nominee” provision shall not be enforceable by the Shareholder and shall be void (Section 6.4(d)); the reservation of 5,000,000 shares of authorized common stock of the Company for issuance to directors, executive officers and employees as incentives, and the granting of 3,850,000 of those options at the Closing, including grants to Messrs. Savage, Atkinson and the KonaTel Sole Shareholder and the two key employees whose Employment Agreements will be assumed by the Company (Section 6.4(e));

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the execution and delivery of a Lock-Up/Leak-Out Agreement by Mr. Savage, Mr. Atkinson, M2 and the KonaTel Sole Shareholder respecting the resale of their respective shares over an 18 month period (Section 6.4(f)); and

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the amendment and restatement of our Bylaws to include the matters outlined in Section 6.4(d) of the Merger Agreement and to provide for the office of a  Chairman of the Board (Section 6.4(h)).

The parties have until December 31, 2017, in which to complete the Merger, as to which no assurance can be given.

KonaTel was organized under the laws of the State of Nevada on October 14, 2014, as a full service cellular provider that delivers cellular products and services to individual and business customers in various retail and wholesale markets.  Through its network, it provides these services nationwide.

Since June 2, 2014, the Company has been engaged in the oil and gas exploration industry.  In early fiscal 2017, we suspended drilling and other exploration and development operations until the market conditions related to the price of oil improved.  Subsequent to June 30, 2017, we have been evaluating potential options for the extension of terms of our oil and gas leases, many of which have expired, and in funding the development or extension of these leases, either singly or with a joint venture partner or with a working interest, carried or fully funded by any such partner or other oil and gas development company.  Since the Company’s introduction to KonaTel in the summer of 2017, we have also been active in a review of many aspects of the cellular industry.  The Company has a limited public float of approximately 1,629,286 shares, and there has not been an “established trading market” in the Company’s common stock for approximately one (1) year.

Item 9.01 Financial Statements and Exhibits.

(a)

Exhibits.

Exhibit No.

Exhibit Description

2.1

Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dala Petroleum Corp.

Date:	November 17, 2017	By:	/s/ Mark Savage
Mark Savage
President, Acting Chief Financial Officer and the sole Director

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